UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2009
DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

490 VILLAUME AVENUE
SOUTH ST. PAUL, MINNESOTA	55075

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 651-455-1621
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 —Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On May 7, 2009, Digital Angel Corporation (the “Company”) issued a press release regarding its financial results for the first quarter of 2009, which included instructions on how to access a conference call it will host that same day.
     Copies of both the press release and the supporting materials that the Company plans to discuss on the call are attached hereto as Exhibit 99.1 and 99.2, respectively, which are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K and the Exhibits 99.1 and 99.2 shall not be incorporated by reference into any filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     The copy of the supporting materials that the Company plans to discuss on the conference call today are attached as Exhibit 99.2. Please see Item 2.02.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
99.1 Press Release of the Company dated May 7, 2009
99.2 Slide Presentation dated May 7, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: May 7, 2009
	By:	/s/ Lorraine M. Breece
		Name:	Lorraine M. Breece
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit	Page
99.1	Press Release of the Company dated May 7, 2009
99.2	Slide Presentation dated May 7, 2009

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